________________________
Name of Subscriber	Memorandum No._________

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

GEEKS ON CALL HOLDINGS, INC.

Minimum Offering of $3,000,000 (300 Units)
Maximum Offering of $5,000,000 (500 Units)
Offering Price $10,000 per Unit

THE SECURITES OFFERED HEREBY ARE HIGHLY SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK AND IMMEDIATE DILUTION AND MAY BE PURCHASED ONLY BY PERSONS WHO QUALIFY AS “ACCREDITED INVESTORS” UNDER RULE 501 (a) OF REGULATION D UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

THIS DOCUMENT HAS NOT BEEN FILED WITH OR REVIEWED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER COMMISSION OR REGULATORY AUTHORITY, AND HAS NOT BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF ANY STATES NOR HAS ANY SUCH COMMISSION, AUTHORITY OR ATTORNEY GENERAL DETERMINED WHETHER IT IS ACCURATE OR COMPLETE OR PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

____________________

Placement Agent:
First Montauk Securities Corp.

SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE

THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE IS TO BE COMPLETED BY EACH PERSON WHO DESIRES TO PURCHASE SECURITIES OF GEEKS ON CALL HOLDINGS, INC. (THE “COMPANY”) IN CONNECTION WITH THE PROPOSED PRIVATE PLACEMENT (THE “OFFERING”) OF UP TO 500 UNITS( NOT INCLUDING AN OVERALLOTMENT OPTION OF AN ADDITIONAL 100 UNITS) , EACH UNIT COMPIRSED OF (A) 5,000 SHARES OF COMMON STOCK OF THE COMPANY AND (B) WARRANTS TO PURCHASE 2,500 SHARES OF COMMON STOCK (THE “SECURITIES”) AS DESCRIBED IN THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED AS OF OCTOBER 22, 2007, AS AMENDED AND SUPPLEMENTED (THE “MEMORANDUM”).

THIS MATERIAL DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. THE OFFERING WILL BE MADE SOLELY PURSUANT TO THE TERMS AND CONDITIONS OF THE MEMORANDUM WHICH CONTAINS MATERIAL INFORMATION REQUIRED TO BE REVIEWED IN CONNECTION WITH ANY INVESTMENT DECISION. ALL TERMS NOT DEFINED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN THE MEMORANDUM.

INSTRUCTIONS:

Items to be delivered by all Subscribers:

a.	One (1) completed and executed Subscription Agreement and Investor Questionnaire.
b.	Payment in the amount of subscription, by wire transfer of funds or check. All checks should be made payable to “SIGNATURE BANK AS ESCROW AGENT FOR GEEKS ON CALL AMERICA, INC.”

For Information and Wire Transfer Instructions:

Placement Agent:
First Montauk Securities Corp.
Parkway 109 Office Center
328 Newman Springs Road
Red Bank, New Jersey 07701
Tel.: (732) 842-4700
Attention: Ernest Pellegrino

THE SUBSCRIBER IS RESPONSIBLE FOR ALL WIRE TRANSFER FEES.

The Units comprised of shares of Common Stock and the Warrants (collectively the “Securities”) of the Company, as well as the terms of the Offering, which are described in the Memorandum, are being offered without registration under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any state or any other jurisdiction, in reliance on the exemption contained in Section 4(2) of the Act and Regulation D promulgated thereunder and on similar exemptions under applicable state laws. Under Regulation D of the Act and/or certain state laws, the Company is required to determine that an individual, or an individual together with a “Subscriber representative” or each individual equity owner of an “investing entity” meets certain suitability requirements before selling Securities to such individual or entity. You understand that the Company and the Placement Agent will rely upon the following information to determine whether you meet such suitability requirements.

THE COMPANY WILL NOT SELL SECURITIES TO ANY SUBSCRIBER WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, EXECUTED AND DELIVERED THIS SUBSCRIPTION AGREEMENT AND INVESTOR QUESTIONNAIRE (THE “SUBSCRIPTION AGREEMENT.”) IN THE CASE OF A SUBSCRIBER THAT IS A PARTNERSHIP, TRUST, CORPORATION OR OTHER ENTITY, AN AUTHORIZED OFFICER, OR GENERAL PARTNER OR EACH EQUITY OWNER OR BENEFICIARY, AS APPLICABLE, MUST COMPLETE THIS SUBSCRIPTION AGREEMENT. This Subscription Agreement is merely a request for information and does not constitute an offer to sell or a solicitation of an offer to buy the Units. No sale will occur prior to the acceptance of any subscription by the Company and the Placement Agent. The Company and First Montauk, as Placement Agent, reserve the right to reject any subscription for any reason or to accept subscriptions for less than the minimum subscription of $50,000 (5 Units). The Company and First Montauk will promptly return any money without interest thereon or deduction therefrom to a Subscriber whose subscription is rejected in whole or in part as the case may be. Subscribers should also understand that they may be required to furnish additional information to the Company.

THE SUBSCRIPTION SHALL NOT BE BINDING UPON THE UNDERSIGNED SUBSCRIBER UNTIL (A) THE SUBSCRIBER HAS HAD AN OPPORTUNITY TO REVIEW A SUPPLEMENT TO THE MEMORANDUM DESCRIBING ALL OF THE MATERIAL TERMS OF THE COMPANY’S MERGER TRANSACTION WITH GEEKS ON CALL AMERICA, INC., A VIRGINIA CORPORATION AND CONFIRMS HIS SUBSCRIPTION AND (B) THE COMPANY AND THE PLACEMENT ACCEPT SUCH SUBSCRIPTION

The Securities are being offered by the Company through First Montauk, as Placement Agent. The purpose of this Subscription Agreement is to determine whether you meet certain standards, because the Securities will not be registered under the Act and will be sold only to persons who are “Accredited Investors,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Act.

Your answers to the Subscription Agreement questions will be kept confidential. At all times, however, you hereby agree that the Company may present this Subscription Agreement to such parties as it deems appropriate in order to assure itself that the offer and the sale of the Units to you will not result in violations of federal or state securities laws which are being relied upon by the Company in connection with the offer and sale thereof and as otherwise required by law or any regulatory authority.

Please type or clearly print your answers, and state “none” or “not applicable” when appropriate. Please complete Section A and each other section you are requested to complete in Question A3. If there is insufficient space for any of your answers, please attach additional pages. If the Units are to be owned by more than one individual or by a corporation or partnership, you may need extra copies of this Subscription Agreement. You may use photocopies or request extra copies from the Company or the Placement Agent.

SECTION A: SUBSCRIBER INFORMATION

Al.	Name(s) of SUBSCRIBER(s):	________________________________________
________________________________________
________________________________________

A2.	Principal Amount of Units Subscribed for: (Minimum Subscription is $50,000 (5 Units))	$____________

A3.	Manner of Ownership of Securities:

_____	One Individual	Please complete Sections A, B and C.

_____	Husband and Wife Tenants by the Entirety	Please have one spouse complete Sections A and B. Please have both spouses complete Section C.

_____	Tenants in Common	Please have each individual separately complete Sections A, B and C.

_____	Joint Tenants with Right of Survivorship - Two or more Individuals (but not husband and wife)	Please have each individual separately complete Section A, B and C.

_____	Corporate Ownership
Please complete Section A, B, D and, if applicable, E and F for the corporation. If the corporation does not qualify as an “accredited investor” on its own, please have each person who owns an equity interest in the corporation separately complete Sections B and, if applicable, C, D, E and F.

_____	Partnership Ownership	Please complete Sections A, B and D, and have each general partner and limited partner separately complete Sections B, C, D, E and F, if applicable.

_____	Trust Ownership	Please complete Sections A, B and F, if applicable, and have each beneficiary and trustee of the trust separately complete Sections B, C, D, E and F, if applicable.

FINRA Affiliation. Please state whether you or any of your associates or affiliates (which includes your spouse, in-laws, children and parents): (i) are a member or a person associated (including as an employee, officer, director or partner) with a member of the Financial Industry Regulatory Authority ( “FINRA”), (ii) are an owner of stock or other securities of an FINRA member, (iii) have made a subordinated loan to any FINRA member, or (iv) are a relative or member of the same household of any person meeting the description set forth in clauses (i) through (iii) above.

______	______
Yes	No

If you marked yes above, please briefly describe the FINRA relationship below:

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

SECTION B: ACCREDITED INVESTOR STATUS

B1.	Please check one or more of the following definitions of “Accredited Investor,” if any, which applies to you. If none of the following applies to you, please leave blank.

_____ (a)
A “Bank” as defined in Section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

_____ (b)	Any broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (the “Exchange Act”);

_____ (c)	An insurance company as defined in Section 2(13) of the Act;

_____ (d)	An investment company registered under the Investment Company Act of 1940 (the “1940 Act”) or a business development company as defined in Section 2(a)(48) of the 1940 Act;

_____ (e)	A “Small Business Investment Company” licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____ (f)
A plan established and maintained by a state, or its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____ (g)
Any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors.

______ (h)	A “Private Business Development Company” as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

______ (i)
An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

______ (j)	A natural person whose individual net worth,* or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000.

______ (k)
A natural person who had an individual income** in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

______ (l)
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D promulgated under the Act.

______ (m)	Any entity in which all of the equity owners are Accredited Investors.***
________________

*
For purposes hereof net worth shall be deemed to include ALL of your assets, liquid or illiquid (including such items as home, furnishings, automobile and restricted securities) MINUS any liabilities (including such items as home mortgages and other debts and liabilities).

**
For purposes hereof the term “income” is not limited to “adjusted gross income” as that term is defined for federal income tax purposes, but rather includes certain items of income which are deducted in computing “adjusted gross income.” For Subscribers who are salaried employees, the gross salary of such Subscribers, minus any significant expenses personally incurred by such Subscriber in connection with earning the salary, plus any income from any other source including unearned income, is a fair measure of “income” for purposes hereof. For Subscribers who are self-employed, “income” is generally construed to mean total revenues received during the calendar year minus significant expenses incurred in connection with earning such revenues.

***	If the Subscriber intends to qualify under (m), then all owners of the entity must complete a Subscription Agreement as an individual.

SECTION C: INDIVIDUAL INFORMATION

C1.	General Information
Name: _____________________________________________________________________________________

	Age: ______________________________________	Social Security Number: __________________

	Marital status: _______________________________	Spouse’s name: ________________________

If the Securities are to be owned by two or more individuals (not husband and wife), are you related to any other co-owner(s)?

______	______
Yes	No

If Yes, please explain the relationship(s):

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

C2.	Principal Residence

	Address:	____________________________________________________
Number Street
____________________________________________________
City State Zip Code
____________________________________________________
Country

Mailing address (if other than principal residence address above):

____________________________________________________
Number Street
____________________________________________________
City State Zip Code
____________________________________________________
Country

Telephone number: __________________

Facsimile number: ___________________

Email address: ______________________

C3.	Current employment or business activity:

Company name: __________________________________________________________________________________

Address: _______________________________________________________________________________________
Number Street
____________________________________________________________________________
City State Zip Code

Principal business: ________________________________________________________________________________

Position and title: _________________________________________________________________________________

Years employed at current position: ___________________________________________________________________

C4.	Education: Please describe your business or professional education or training, listing any schools you have attended and degrees you have received.

Dates	School	Degrees and Major (if any)

______________	__________________________________	________________________

______________	__________________________________	________________________

______________	__________________________________	________________________

C5.
Net worth, inclusive of the net worth of your spouse and the value of your principal residence, furnishings therein and personal automobile and other assets (IT IS IMPORTANT THAT YOU CHECK THE HIGHEST APPLICABLE AMOUNT) exclusive of any liabilities:

☐ below $249,999
☐ $250,000 to $349,999	☐ $350,000 to $699,999
☐ $700,000 to $799,999	☐ $800,000 to $1,000,000
☐ $1,000,000 to $1,249,999	☐ over $1,250,000

C6.	Net worth: Your net worth, inclusive of the net worth of your spouse and excluding the value of your principal residence, furnishings therein and personal automobiles and exclusive of any liabilities:

☐ below $249,999
☐ $250,000 to $349,999	☐ $350,000 to $699,999
☐ $700,000 to $799,999	☐ $800,000 to $1,000,000
☐ $1,000,000 to $1,249,999	☐ over $1,250,000

C7.
Indicate (a) your individual income from all sources for the calendar years 2005 and 2006 and estimated income for calender year 2007 or (b) your joint income with your spouse from all sources for the calendar years 2005 and 2006 and estimated income for calendar year 2007 (It is important that you check the highest applicable amount; for guidance in computing “income” for purposes of this Subscription Agreement, see the notes at the end of “Section B: Accredited Investor Status.”):

(a)	individual income:

	$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,000	$500,000 and over
2005	_______________	_______________	_______________	_______________

2006	_______________	_______________	_______________	_______________

2007	_______________	_______________	_______________	_______________

(b)	joint income:

	$200,000 to $299,000	$300,000 to $399,000	$400,000 to $499,000	$500,000 and over
2005	_______________	_______________	_______________	_______________

2006	_______________	_______________	_______________	_______________

2007	_______________	_______________	_______________	_______________

C8.	Investment experience:

(a)	The frequency with which you invest in marketable securities is:

☐often  ☐occasionally ☐never

(b)	The frequency with which you invest in unmarketable securities (such as private placement offerings) is:

☐often  ☐occasionally ☐never

(c)	Have you previously participated in private placement offerings in the last 5 years?

______	______
Yes	No

(d)	If you answered “yes” to (c) above, state the private placements in which you participated in the last 5 years.

Year	Amount Invested		Name of Entity

2002	$	____________________	______________________________

2003	$	____________________	______________________________

2004	$	____________________	______________________________

2005	$	____________________	______________________________

2006	$	____________________	______________________________

2007	$	____________________	______________________________

C9.	(a)
Have you been afforded an opportunity to investigate the Company and review relevant factors and documents pertaining to the officers, managers and the Company and its business and to ask questions of a qualified representative of the Company regarding this investment and the assets, operations, and methods of doing business of the Company?

______	______
Yes	No

(b)	Do you understand the nature of an investment in the Company and the risk associated with such an investment?

______	______
Yes	No

(c)	Do you understand that there is no guarantee of any financial return on this investment?

______	______
Yes	No

(d)	Do you understand that this investment is not liquid?

______	______
Yes	No

(e)	Do you have adequate means of providing for your current needs and personal contingencies in view of the fact that this is not a liquid investment?

______	______
Yes	No

(f)
Are you aware of the Company’s business affairs and financial condition, and have you acquired all such information about the Company as you deem necessary and appropriate to enable you to reach an informed and knowledgeable decision to acquire the Securities?

______	______
Yes	No

(g)	Do you have a “pre-existing relationship” with the Company or any of its officers, managers or members?

______	______
Yes	No

(For purposes hereof, “Pre-existing relationship” means any relationship consisting of personal or business contacts of a nature and duration such as would enable a reasonably prudent Subscriber to be aware of the character, business acumen, and general business and financial circumstances of the person with whom such relationship exists.)

If so, please indicate whether the relationship is with the Company, and/or name the individual(s) with whom you have a pre-existing relationship and describe the relationship:

C10.
In order for the Company to comply with applicable anti-money laundering/U.S. Treasury Department Office of Foreign Assets Control (“OFAC”) rules and regulations, Subscriber is required to provide the following information:

(a) Payment Information

(i) Name and address (including country) of the bank from which Subscriber’s payment to the Company is being wired (the “Wiring Bank”):

(ii) Subscriber’s wiring instructions at the Wiring Bank:

(iii) Is the Wiring Bank located in the U.S. or another “FATF Country”* ?

______	______
Yes	No

(iv) Is Subscriber a customer of the Wiring Bank?

______	______
Yes	No

(b) Additional Information

Investors wishing to subscribe must provide the following additional information or documents unless you have previously delivered such information to the Placement Agent as part of the establishment of your account at the Placement Agent.

  For Individual Investors:

____	A government issued form of picture identification (e.g., passport or drivers license).

____	Proof of the individual’s current address (e.g., current utility bill), if not included in the form of picture identification.

____	One or more of the above documentations has previously provided to Placement Agent.

  For Funds of Funds or Entities that Invest on Behalf of Third Parties:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).
_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A completed copy of a certification that the entity has adequate anti-money laundering policies and procedures (“AML Policies and Procedures”) in place that are consistent with the USA PATRIOT Act, OFAC and other relevant federal, state or non-U.S. anti-money laundering laws and regulations (with a copy of the entity’s current AML Policies and Procedures to which such certification relates).

* As of the date hereof, countries that are members of the Financial Action Task Force on Money Laundering (“FATF Country”) are: Argentina, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Iceland, Ireland, Italy, Japan, Luxembourg, Mexico, Kingdom of the Netherlands, New Zealand, Norway, Portugal, Russian Federation, Singapore, South Africa, Spain, Sweden, Switzerland, Turkey, United Kingdom and the United States of America.

_____
A letter of reference any entity not located in the U.S. or other FATF country, from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____	One or more of the above documentations has previously provided to Placement Agent.

  For all other Entity Investors:

_____	A certificate of due formation and organization and continued authorization to conduct business in the jurisdiction of its organization (e.g., certificate of good standing).

_____	An “incumbency certificate” attesting to the title of the individual executing these subscription materials on behalf of the prospective investor.

_____
A letter of reference from the entity’s local office of a reputable bank or brokerage firm that is incorporated, or has its principal place of business located, in the U.S. or other FATF Country certifying that the prospective investor maintains an account at such bank/brokerage firm for a length of time and containing a statement affirming the prospective investor’s integrity.

_____
If the prospective investor is a privately-held entity, a certified list of the names of every person or entity who is directly or indirectly the beneficial owner of 25% or more of any voting or non-voting class of equity interests of the Subscriber, including (i) country of citizenship (for individuals) or principal place of business (for entities) and, (ii) for individuals, such individual’s principal employer and position.

_____
If the prospective investor is a trust, a certified list of (i) the names of the current beneficiaries of the trust that have, directly or indirectly, 25% or more of any interest in the trust, (ii) the name of the settlor of the trust, (iii) the name(s) of the trustee(s) of the trust, and (iv) the country of citizenship (for individuals) or principal place of business (for entities).

_____	One or more of the above documentations has previously provided to Placement Agent.

SECTION D: CORPORATE OFFEREES OR PARTNERSHIP OFFEREES

D1.	General Information

Legal name of corporation or partnership:_____________________________________________________________

Fictitious name (d/b/a):___________________________________________________________________________

State or place of incorporation or formation:___________________________________________________________

Date of incorporation or formation:__________________________________________________________________

If partnership, type: ______ general ______ limited

Federal I.D. number:_____________________________________________________________________________

Fiscal year ends:________________________________________________________________________________

Number of equity owners or partners:________________________________________________________________

If Subscriber is a partnership, list names of each partner is the partnership:
_________________________________________________________________________________

Name and title of authorized person executing Subscription Agreement:
_________________________________________________________________________________

Business address:_______________________________________________________________________________

Mailing address (if different):_______________________________________________________________________

Telephone number: ( )__________ Facsimile number: ( )__________

Email address:____________________________

D2.	Bank Information

Name of primary bank:____________________________________________________________________________

Address:______________________________________________________________________________________

Telephone number: ( )__________

Account type and number:_________________________________________________________________________

Person familiar with corporation’s or partnership’s account:________________________________________________

Was the corporation or partnership formed for the specific purpose of purchasing the Securities?

______	______
Yes	No

Check if applicable to the corporation:

Subchapter S________                          Professional_______

D3. The undersigned represents and warrants as follows:

(a)
The corporation or partnership, as the case may be, has been duly organized (if a partnership) is validly existing as a corporation or partnership in good standing under the laws of the jurisdiction of its incorporation or formation with full power and authority to enter into the transactions contemplated by the Subscription Agreement;

(b)	(i)
The officers or partners of the undersigned who, on behalf of the undersigned, have considered the purchase of the Securities and the advisers, if any, of the corporation or the partnership, as the case may be, in connection with such consideration are named below in this Subscription Agreement, and such officers and partners or advisers, if any, were duly authorized to act for the corporation or the partnership in reviewing such investment;

(ii)	The names and positions of the officers or partners, of the undersigned who, on its behalf, have reviewed the purchase of the Securities are as follows:

(iii)
In evaluating the merits and risks of the purchase of the Securities, the corporation or the partnership, as the case may be, intends to rely upon the advice of, or will consult with, the following persons:

(c)
The officers of the corporation (if not Accredited Investors) or the partners of the partnership who, on its behalf, have considered the purchase of the Securities and the advisers, if any, of the corporation or the partnership who, in connection with such consideration, together have such knowledge and experience in financial and business matters that such officer(s), partner(s) and such adviser(s), if any, together are capable of evaluating the merits and risks of the purchase of the Securities and of making an informed investment decision;

(d)
Together with any corporation or group of corporations with which it files a consolidated federal income tax return, the undersigned has reserves and/or net worth adequate to permit it to satisfy any tax or other liabilities arising from its personal liability with respect to its investment in this Offering and the operation thereof;

(e)	The total assets of the corporation or the partnership are in excess of $___________________.

(f)	The corporation or the partnership has had, during each of the past two years, gross income from all sources of at least $_______________ and $____________, respectively;

(g)	The undersigned expects the corporation or the partnership to have during the current and the next tax year, gross income from all sources of at least $_______ and $__________.

(h)	The undersigned knows of no pending or threatened litigation, the outcome of which could adversely affect the answer to any question hereunder.

SECTION E: TRUST OFFEREES

E1.	General Information _____________________________________________________________________

Legal name: ___________________________________________________________________________

State or place of formation: _______________________________________________________________

Date of formation: ______________________________________________________________________

Federal I.D. number: Fiscal year ends:

Number of beneficiaries: _________________________________________________________________

Principal purpose: ______________________________________________________________________

Was the trust formed for the specific purpose of purchasing the Securities? _____ _____
Yes No

Business address: ______________________________________________________________________

Mailing address (if different): _____________________________________________________________

____________________________________________________________________________________

Telephone number: ( )

Facsimile number: ( )

Email address: __________________________________________________

E2.	Authorization:
If the trust was established in connection with a deferred compensation plan, please attach a copy of the trust’s organizational documents and a properly certified copy of the resolutions adopted by the trust’s board of directors authorizing the trust to purchase the Securities and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Securities. In all cases, please attach a properly certified copy of the resolutions adopted by the trustees of the trust authorizing the trust to purchase the Securities and authorizing the trustee named below to execute on behalf of the trust all relevant documents necessary to subscribe for and purchase the Securities.

Name of trustee authorized to execute the Subscription Agreement: _________________________________

E3.	Name of primary bank: ___________________________________________________________________

Address: _____________________________________________________________________________

____________________________________________________________________________________
Telephone number: ( )

Facsimile number: ( )

Account type and number: ________________________________________

Person familiar with trust’s account: _________________________________

E4.	Additional Information

(a).  Certain trusts generally may not qualify as accredited investors except under special circumstances. Therefore, if you intend to purchase the shares of the Company’s securities in whole or in part through a trust, please answer each of the following questions.

Is the trustee of the trust a national or state bank that is acting in its fiduciary capacity in making the investment on behalf of the trust?

Yes ☐   No ☐

Does this investment in the Company exceed 10% of the trust assets?

Yes ☐   No ☐

(b).  If the trust is a revocable trust, please complete Question 1 below. If the trust is an irrevocable trust, please complete Question 2 below.

1.	REVOCABLE TRUSTS

Can the trust be amended or revoked at any time by its grantors:

Yes ☐   No ☐

If yes, please answer the following questions relating to each grantor (please add sheets if necessary):

Grantor Name: _________________________

Net worth of grantor (including spouse, if applicable), including home, home furnishings and automobiles exceeds $1,000,000?

Yes ☐   No ☐

OR

Income (exclusive of any income attributable to spouse) was in excess of $200,000 for 2005 and 2006 and is reasonably expected to be in excess of $200,000 for 2007?

Yes ☐   No ☐

OR

Income (including income attributable to spouse) was in excess of $300,000 for 2005 and 2006 and is reasonably expected to be in excess of $300,000 for 2007?

Yes ☐   No ☐

2.	IRREVOCABLE TRUSTS

If the trust is an irrevocable trust, please answer the following questions:

Please provide the name of each trustee:

Trustee Name: ________________________________________

Trustee Name: ________________________________________

Does the trust have assets greater than $5 million?

Yes ☐   No ☐

Do you have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company?

Yes ☐   No ☐

Indicate how often you invest in:

Marketable Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

Restricted Securities

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

Venture Capital Companies

Often ☐ Occasionally ☐ Seldom ☐ Never ☐

SECTION F: QUALIFIED PENSION PLAN (“PLAN”) OFFEREES

F1.	Please check one:

_________a.
The Plan requires the investment of each beneficiary or participant to be held in a segregated account and the Plan allows each beneficiary or participant to make his own investment decisions and, the decision to purchase the Securities has been made by the beneficiary or the participant and such beneficiary or participant is an Accredited Investor (Please have each such beneficiary or participant execute a separate Subscription Agreement).

OR

_________b.	The investment decisions made for the Plan are made by a plan fiduciary, whether a bank, an insurance company, or a registered investment adviser.

OR

_________c.	The Plan has total assets exceeding $5,000,000.

F2.	General Information

Legal name: _________________________________________________________________________________________

State or place of formation: ______________________________________________________________________________

Date of formation: ____________________________________________________________________________________

Federal I.D. number:____________ Fiscal year ends:

Number of beneficiaries: ________________________________________________________________________________

Principal purpose: _____________________________________________________________________________________

Business address: ____________________________________________________________________________________

Telephone number: ( )

Facsimile number: ( )

Email address: __________________________________________________

Mailing address: _____________________________________________________________________________________

__________________________________________________________________________________________________

F3.	Authorization:
If the investment decision is being made by a beneficiary or participant of a Plan, please attach applicable trust documents which permit each beneficiary or participant to make his own investment decisions. In all other cases, please attach a properly certified copy of the resolutions adopted by the trustees of the Plan trust authorizing the Plan to purchase the Securities and authorizing the fiduciary named below to execute on behalf of the Plan all relevant documents necessary to subscribe for and purchase the Securities.

Name of trustee authorized to execute the Subscription Agreement:
__________________________________________________________________________________________________

F4.	Name of primary bank: _________________________________________________________________________________

Address: ___________________________________________________________________________________________

Telephone number: ( )

Facsimile number: ( )

Account type and number: ________________________________________

Person familiar with your account: ___________________________________

SECTION G: REPRESENTATIONS AND WARRANTIES BY ALL SUBSCRIBERS

By signing this Subscription Agreement, the undersigned hereby confirms the following statements:

(a) I have read the Memorandum and this Subscription Agreement and other accompanying documents of the Company, and am aware of and understand the risk factors disclosed therein related to the Company and an investment in the Company.

(b) I am aware that the Offering involves Securities for which no market exists, thereby requiring any investment to be maintained for an indefinite period of time. The Company is not a reporting company under the Exchange Act, and therefore does not file periodic reports with the SEC.

(c) I acknowledge that any delivery to me of the Memorandum relating to the Securities prior to the determination by the Company or the Placement Agent of my suitability as a Subscriber shall not constitute an offer of the Securities until such determination of suitability shall be made, and I agree that I shall promptly return the Memorandum and the other Offering documents to the Company or the Placement Agent upon request.

(d) I also understand and agree that, although the Company and the Placement Agent will use their respective best efforts to keep the information provided in answers to this Subscription Agreement strictly confidential, the Company and the Placement Agent or their respective counsel may present this Subscription Agreement and the information provided in answer to it to such parties as they may deem advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration of the Offering or if the contents thereof are relevant to any issue in any action, suit or proceeding to which the Company, the Placement Agent or their respective affiliates is a party, or by which they are or may be bound or as otherwise required by law or regulatory authority.

(e) I realize that this Subscription Agreement does not constitute an offer to sell or a solicitation of an offer to buy the Securities or any other security of the Company but is merely a request for information.

(f) I understand that the Securities are being offered without registration under the Act in reliance upon the private offering exemption contained therein, and that such reliance is based in part on the information herein supplied. For the foregoing reasons and to induce the Company to issue and deliver the Securities to me, I represent and warrant that the information stated herein is true, accurate and complete, and I agree to notify and supply corrective information promptly to the Company as provided above if any of such information becomes inaccurate or incomplete.

(g) The individual signing below on behalf of any entity hereby warrants and represents that he/she is authorized to execute this Subscription Agreement on behalf of such entity.

(h) The undersigned is able to bear the economic risk of the investment in the Securities and can afford a complete loss of such investment.

(i) Subject to the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth, the Company hereby agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, upon closing of the Offering, the Unit as described in the Memorandum at a price per Unit of $10,000. The Company or the Placement Agent may reject any subscription in whole or in part.

(j) The Subscriber acknowledges and agrees that there is a Minimum Offering Amount of $3,000,000 in aggregate gross proceeds of subscriptions prior to release of funds to the Company and that pending acceptance of the Minimum Offering the funds shall be held in a non-interest bearing escrow account.

(k) In entering into this Subscription Agreement and in purchasing the Units, the Subscriber further acknowledges that:

(i)	The Company has informed the Subscriber that the Securities have not been offered for sale by means of general advertising or solicitation.

(ii)
The Securities may not be resold by the Subscriber in the absence of a registration under the Act or exemption from registration. In particular, the Subscriber is aware that the Securities will be “restricted securities”, as such term is defined in Rule 144 promulgated under the Act (“Rule 144”), and they may not be sold pursuant to Rule 144, unless the conditions thereof are met.

(iii)	In the event the Company determines to issue certificates evidencing the Securities, the following legends (or similar language) shall be placed on such certificate(s):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

(iv)
The Company may at any time place a stop transfer order on its transfer books against the Securities. Such stop order will be removed, and further transfer of the Securities will be permitted upon an effective registration of the respective Securities, or the receipt by the Company of an opinion of counsel satisfactory to the Company that such further transfer may be effected pursuant to an applicable exemption from registration.

(v)
The purchase of the Units involves risks which the Subscriber has evaluated, and the Subscriber is able to bear the economic risk of the purchase of such securities and the loss of its entire investment.

(l) The Subscriber agrees to indemnify and hold harmless the Company and the Placement Agent , their respective officers, managers, members, employees, agents, counsel and affiliates and each other person, if any, who controls the Company or the Placement Agent, within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all losses, liabilities, claims, damages and all expenses reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever arising out of or based upon any false representation or warranty or breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any other document furnished by the Subscriber to any of the foregoing in connection with this transaction.

(m) The Subscriber hereby acknowledges and agrees, subject to any applicable state securities laws that the subscription and application hereunder are irrevocable, that the Subscriber is not entitled to cancel, terminate or revoke this Subscription Agreement and that this Subscription Agreement shall survive the death or disability of the Subscriber and shall be binding upon and inure to the benefit of the Subscriber and his heirs, executors, administrators, successors, legal representatives, and assigns. If the Subscriber is more than one person, the obligations of the Subscriber hereunder shall be joint and several, and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators, successors, legal representatives, and assigns.

(n) The Company and the Placement Agent have each employed its own legal counsel in connection with the Offering. The Subscribers have not been represented by independent counsel in connection with the preparation of the Memorandum or the terms of the Offering and no investigation of the merits or fairness of the Offering has been conducted on behalf of the Subscribers. Prospective Subscribers should consult with their own legal, tax and financial advisors with respect to the Offering made pursuant to the Memorandum.

(o) The undersigned hereby acknowledges that officers, managers, members, employees and affiliates of the Company and/or the Placement Agent may purchase Units in the Offering, which purchases may count towards the Minimum Offering Amount.

(p) My answers to the foregoing questions are true and complete to the best of my information and belief and I will promptly notify the Company or the Placement Agent of any changes in the information I have provided.

(q) Notwithstanding anything else contained in this Subscription Agreement or the Memorandum, each prospective investor (and its employees, representatives or other agents) and the Company may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the Code and the Treasury Regulations promulgated thereunder) of the undersigned subscribers investment in the Company and any transactions entered into by the Company and all materials of any kind (including opinions or other tax analyses) that are provided to such prospective investor relating to such tax treatment and tax structure; provided that no prospective investor or its employees, representatives or agents shall disclose any information for which nondisclosure is reasonably necessary in order to comply with U.S. securities laws; and provided further that this authorization is not intended to permit disclosure of any term or detail not relevant to the tax treatment or the tax structure of the Company, the Offering or transactions entered into by the parties hereto.

The undersigned understands and agrees that this authorization to disclose such tax treatment and tax structure is not intended to permit disclosure of any other information including (without limitation) (i) any portion of any materials to the extent not related to the tax treatment or tax structure of the Company, the Offering or transactions entered into by the undersigned and the Company, (ii) the identities of any investors in the Offering or (iii)  any other term or detail not relevant to the tax treatment or the tax structure of the Partnership or transactions entered into by it.

H. COVENANTS, REPRESENTATIONS AND WARRANTS OF THE COMPANY

(a)        The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct the business which it conducts and proposes to conduct.

            (b)        The execution, delivery and performance of this Subscription Agreement by the Company have been duly authorized by the Company and all other corporate action required to authorize and consummate the offer and sate of the Units has been duly taken and approved.

            (c)       The Units, Common Stock and Warrants to be issued and sold to the undersigned as provided in the Memorandum have been duly authorized and when issued and delivered against payment therefor, will be validly issued, fully paid and non-assessable and will conform to the description thereof in the Memorandum. There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock issuable upon exercise of the Warrants pursuant to the Company's certificate of incorporation or bylaws or any agreement or other outstanding instrument to which the Company is a party or is otherwise known to the Company. The Company has reserved sufficient shares of Common Stock to be issued upon exercise of the Warrants.

            (d)        The Company has obtained, or is in the process of obtaining, all licenses, permits and other governmental authorizations necessary for the conduct of its business, except where the failure to so obtain such licenses, permits and authorizations would not have a material adverse effect on the Company. Such licenses, permits and other governmental authorizations which have been obtained are in full force and effect, except where the failure to be so would not have a material adverse effect on the Company, and the Company is in all material respects complying therewith.

            (e)        The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which would materially adversely affect the business, financial condition or operations of the Company.

            (f)         The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Common Stock, or the consummation of the transactions herein contemplated, result in a violation of, or constitute a default under, the Company’s Certificate of Incorporation or By-laws, any material obligations, agreements, covenants or conditions contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

(g) The information provided in the Memorandum regarding Geeks on Call Amercia, Inc. does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(h) As of the date hereof there is no litigation, arbitration, claim, governmental or other proceeding (formal or informal), or investigation pending or to the Company's knowledge threatened, with respect to Geeks On Call Amercia, Inc., or its respective operations, businesses, properties, or assets, except as properly described in the Memorandum or such as individually or in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of Geeks On Call Amercia, Inc.

(i) To the best of its knowledge, Geeks On Call Amercia, Inc has not infringed, is not infringing, and has not received notice of infringement with respect to asserted intangibles of others. To the best knowledge of Geeks On Call Amercia, Inc , none of the patents, patent applications, trademarks, service marks, trade names and copyrights, and licenses and rights to the foregoing presently owned or held by the Company, materially infringe upon any like right of any other person or entity. Geeks On Call Amercia, Inc (i) owns or has the right to use, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions of any kind whatsoever, sufficient patents, trademarks, service marks, trade names, copyrights, licenses and right with respect to the foregoing, to conduct its business as presently conducted except as set forth in the Memorandum, and (ii) except as set forth in the Memorandum, is not obligated or under any liability whatsoever to make any payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business as now conducted or otherwise. Geeks On Call Amercia, Inc has direct ownership of title to all its intellectual property (including all United States and foreign patent applications and patents), other proprietary rights, confidential information and know-how; owns all the rights to its Intangibles as are currently used in or have potential for use in its business.

(j) The Company shall provide for the transfer, upon request of the Subscriber, or removal of any legends upon the Securities, all as may be allowed in accordance with SEC Rule 144, and provide any required opinions of counsel to the Company’s transfer agents, at no cost to the Subscriber. The Company shall make generally available such information as may be necessary under SEC Rule 144 to allow for the resale of Securities by the Subscriber for at least three (3) years after the final Closing of the Offering.

(k) Prior to the Initial Closing, the Subscriber has received a supplement to the Memorandum which includes the following information: (i) the material terms of the Company’s acquisition, by way of merger (“Merger”), with Geeks On Call America, Inc.; (ii) the total consideration being issued in connection with the Merger, including the issuance of shares of Common Stock, options and warrants or debt securities; (iii) the terms of any employment or consulting agreements being entered into by the Company (iv) a capitalization chart reflecting and disclosing in reasonable detail the capitalization of the Company reflective of the Merger and the Offering; and (v) the issuance of any cash consideration or securities to any placement agents, finders or consultants.

(l) The Subscribers shall be entitled to the registration rights with respect to the Securities as described on Exhibit A annexed hereto and incorporated herein.

(m)  For a period commencing on the Initial Closing and terminating on a date which is twelve (12) months following the date that the registration statement referred to in Exhibit A annexed hereto, n the Offering is declared effective by the SEC (the “Adjustment Period”), in the event the Company issues or grants any shares of Common Stock or any warrants or other securities convertible, exchangeable or exercisable for shares of Common Stock pursuant to which shares of Common Stock may be acquired at a price less than $2.00 per share (subject to certain customary exceptions, including, outstanding options and other obligations as of the date of the Initial Closing, issuances pursuant to employment arrangements or business combinations in which a portion of the consideration may be payable in shares or convertible securities with a business in substantially the same line of business as the Company), then the Company shall promptly issue additional shares of Common Stock to the investors in the Offering in an amount sufficient that the subscription price paid hereunder, when divided by the total number of shares issued (shares included in the purchased Unit plus the additional shares issued under this provision), will result in an actual price paid by the Subscriber per share of Common Stock equal to such lower price (this is intended to be a “full ratchet” adjustment). For example, if an investor purchased one Unit in the Offering (comprised of 5,000 shares of Common Stock and Warrants to purchase 2,500 shares of Common Stock) for a purchase price of $10,000 (equals $2.00 per share of Common Stock) and then the Company issues additional shares of Common Stock at $1.00 per share during such twelve-month period, the Company will issue an additional 5,000 shares of Common Stock to the investor. In addition, the exercise price of all unexercised Warrants shall be reduced by the same amount. Such adjustments shall be made successively whenever such an issuance is made during the Adjustment Period. This clause (m) shall not apply to an “Exempt Issuance” which for purposes hereof shall mean the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any Securities issued in the Offering, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions (including, without limitation, equipment leases or the purchase of equipment in the ordinary course of business), provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) issuances of securities issued by the Company in connection with a public offering which is underwritten on a firm commitment basis.

(n) For a period commencing upon the date of the Initial Closing until the date that is 12 months after the registration statement referred to in Exhibit A is declared of effective by the SEC, the Subscribers shall will have the right to participate on any future financings contemplated by the Company as described in Exhibit B annexed hereto and incorporated herein.

SECTION J: MISCELLANEOUS

(a) All notices or other communications required under this Subscription Agreement shall be deemed given upon (i) hand delivery; (ii) receipt of confirmation of delivery via overnight courier to a Subscriber or to the Company at the respective addresses set forth herein, or such other addresses as a Subscriber or the Company shall designate to the other by notice in writing; (iii) receipt of confirmation of transmission via facsimile at the facsimile number set forth herein, or such other facsimile number as a Subscriber or the Company shall designate to the other by notice in writing; (iv) three days after mailing, postage prepaid, to a Subscriber or to the Company at the respective addresses set forth herein, or such other addresses as a Subscriber or the Company shall designate to the other by notice in writing; or (v) one business day after transmission via electronic mail to the electronic mail address set forth herein, or such other electronic mail addresses as a Subscriber or the Company shall designate to the other by notice in writing.

(b) Each undersigned Subscriber agrees that neither this Subscription Agreement, nor any of the Subscriber’s rights or interest herein or hereunder, is transferable or assignable by the Subscriber, and further agrees that the transfer or assignment of any Securities acquired pursuant hereto shall be made only in accordance with the provisions hereof and all applicable laws.

(c) Each undersigned Subscriber agrees that, except as permitted by applicable law and subject to receipt of the supplement described in Section H (i) above and confirmation of the subscriber’s subscription at such time, it may not cancel, terminate or revoke this Subscription Agreement or any agreement of the Subscriber made hereunder, and that this Subscription Agreement shall survive the death or legal disability of the Subscriber and shall be binding upon the Subscriber’s heirs, executors, administrators, successors and permitted assigns.

(d) All of the representations, warranties, covenants, agreements and confirmations set out above shall survive the acceptance of the subscription made herein and the issuance of the Securities in the Offering.

(e) This Subscription Agreement constitutes the complete and exclusive statement of agreement among the parties hereto with respect to the subject matter herein and therein and replace and supersede all prior written and oral agreements or statements by and among parties hereto or any of them.

(f) All headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Subscription Agreement.

(g) All exhibits attached to this Agreement are incorporated and shall be treated as if set forth herein.

(h) If any provision of this Agreement or the application of such provision to any person or circumstance shall be held invalid, the remainder of this Subscription Agreement or the application of such provision to persons or circumstances other than those to which it is held invalid shall not be affected thereby.

(i) The parties agree to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions, and conditions of this Subscription Agreement and the transactions contemplated hereby.

(j) This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _____________ __, 200_	FOR INDIVIDUALS:
(including Subscriber Representative)

(Print Name)

(Signature)

Dated: _____________ __, 200_	FOR INDIVIDUALS:
(including Subscriber Representative)

(Print Name)

(Signature)

Principal Amount of Units Subscribed for hereby:
$ ___________________

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _____________ __, 200_	FOR CORPORATIONS:

Name of Corporation

Name of Authorized Executive Officer of Corporation

Signature of Authorized Executive Officer

Dated: _____________ __, 200_	FOR PARTNERSHIPS:

Name of Partnership

Name of Authorized Partner

Signature of Authorized Partner

Principal Amount of Units
Subscribed for hereby:
$___________________

IN WITNESS WHEREOF, the undersigned has duly executed this Subscription Agreement and Investor Questionnaire and agrees to the terms hereof.

Dated: _____________ __, 200_	FOR TRUSTS:

Name of Trust

Name of Authorized Trustee

Signature of Authorized Trustee

Principal Amount of Units
Subscribed for hereby:
$___________________

ACCEPTANCE OF SUBSCRIPTION BY THE COMPANY

The undersigned, Geeks On Call Holdings, Inc. hereby accepts the Subscription Agreement of __________________________________________________ as of the date stated below.

Dated:_______________ __, 200_	Geeks on Call Holdings, Inc.

By:
Name:
Title:

EXHIBIT A
REGISTRATION RIGHTS

1. Definitions.

Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Geeks on Call Holdings, Inc. and the Subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of October 22, 2007 (as amended or supplemented, and together with all exhibits attached thereto, the “Memorandum”). As used herein, the following terms shall have the following meanings:

Business Day: Any day other than a day on which banks are authorized or required to be closed in the State of New York.

Commission: The United States Securities and Exchange Commission.

Common Stock: The common stock, no par value, of the Company.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Holder or Holders: Any holder of the Registrable Securities.

Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or other agency or political subdivision thereof.

Prospectus: The prospectus included in any registration statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such registration statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

Registrable Securities: The (i) Shares, (ii) Warrant Shares and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of the Warrant Shares or pursuant to the anti-dilution provisions of the Subscription Agreement and/or Warrants until such time as (1) a Registration Statement covering such Registrable Securities has been declared effective by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or (2) such Registrable Securities are saleable pursuant to Rule 144 or Rule 144A (or any similar provision then in force) promulgated under the Securities Act, without any restriction, whichever is earlier.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

SEC: Securities Exchange Commission

Warrants: Warrants to purchase shares of Common Stock of the Company.

Warrant Shares: Shares of Common Stock issuable upon the exercise of the Warrants.

2. Registration Rights.

(a) Within 60 calendar days following the Final Closing Date of the Offering (the “Filing Deadline”), the Company shall file with the SEC a registration statement (the "Registration Statement") to register for resale by the Holders the Registrable Securities. The Company shall use its good faith best efforts to cause such Registration Statement to be declared effective as soon as practicable following filing. The Company agrees to take all actions as are necessary to keep the Registration Statement effective until the date on which all Common Stock and Warrant Shares may be sold without any restrictions during any 90 day period in accordance with Rule 144(k) promulgated under the Act.

(b) (i) If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not filed by the Filing Deadline, or declared effective by the date which is 150 calendar days after the Final Closing, then in either such event the Company shall pay the Holder in cash the sum of 1% for each 30 days, pro rata for partial periods, of the Subscription Amount (not to exceed 9% of the Subscription Amount in the aggregate) as liquidated damages and not as a penalty until such time as filed with the SEC. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this Section shall not be payable to the extent any delay in the filing of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Holder or is otherwise attributable to the Holder.

(ii) The liquidated damages set forth in this Section shall continue until the obligation is fulfilled and shall be paid within five (5) business days after each 30 day period, or portion thereof, until the Registration Statement is filed. Failure by the Company to make payment within said three (3) business days shall be considered a breach of this Agreement, and the Holder may elect to pursue remedies as outlined in this Exhibit A.

(iii) The Company acknowledges that its failure to have the Registration Statement filed within said 60 calendar day period or effective within such 150 day period will cause the Holder to suffer irreparable harm, and, that damages will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and Warrant Shares and deliver the Common Stock and Warrant Shares pursuant to the terms of the Subscription Agreement and the Memorandum.

(iv) Notwithstanding the provisions of Section 2(a) or (b) hereof, in the event that the SEC issues on more comments stating the under SEC Rule 415 the amount of Registrable Securities being registered on behalf of Holders exceeds the amount of securities that can be resold under Rule 415, then (i) the Company shall be entitled to reduce, on a pro rata amount, the Registrable Securities being registered on behalf of Holders (“Excluded Securities”) and (ii) the Company shall not be penalized under Section 2(b) to the extent that any Registrable Securities are not included in the Registration Statement and the resale of such Excluded Securities is not included in a registration statement declared effective by the 150 calendar day. The Company shall also not be penalized under Section 2(b) to the extent that any Registerable Securities may be sold by Holders pursuant to Rule 144(k).

(c) In the event that there are Excluded Securities, if allowed by the SEC, the Company shall use its best efforts to file a second registration statement within 9 months after the effectiveness of the Registration Statement to provided for the resale by the Holders of the Excluded Securities and to have such second registration statement declared effective as promptly as possible; provided, however, if Excluded Securities may be sold by Holders pursuant to Rule 144(k) then the Company shall not be obligated to file an additional registration statement under this clause (c).

3. Registration Procedures.

In connection with the registration obligations of the Company pursuant to the terms and conditions of this Agreement, the Company shall:

(a) prior to filing a Registration Statement or any Prospectus or any amendments or supplements thereto, including documents incorporated by reference therein, the Company will furnish to the Holders and Holders’ counsel (which shall be Ellenoff, Grossman & Schole LLP) draft copies of all such documents proposed to be filed with the SEC at least three (3) Business Days prior thereto, which documents will be subject to the review of such Holders’ Counsel.

(b)  The Company will notify each Holder of any stop order issued or threatened by the Commission in connection therewith and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

(c) as promptly as practicable, prepare and file with the Commission such amendment and post-effective amendment and supplement to the Registration Statement as may be necessary to keep such Registration Statement effective for the period required pursuant to Section 2; cause the Prospectus to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 promulgated under the Securities Act; and comply with the provisions of the Securities Act applicable to it with respect to the disposition of all Registrable Securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders set forth in such Registration Statement or supplement to the Prospectus;

(d) as promptly as practicable, furnish to any Holder without charge, such number or conformed copies of such Registration Statement and any post-effective amendment thereto and such number of copies of the Prospectus (including each preliminary Prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as such Holder may reasonably request, in writing, in order to facilitate the disposition of the Registrable Securities being sold by such Holder (it being understood that the Company consents to the use of the Prospectus and any amendment or supplement thereto by each Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto);

(e) on or prior to the date on which the Registration Statement is declared effective, register or qualify such Registrable Securities under such other securities or “blue sky” laws of such jurisdictions as any Holder or Holders’ counsel reasonably requests, in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in such jurisdictions of such Registrable Securities owned by such Holder; keep each such registration or qualification (or exemption therefrom) effective during the period which the Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company shall not be required to (i) qualify to do business as a foreign corporation or as a broker-dealer in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject;

(f) cause the Registrable Securities covered by such Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to the extent legally required to enable the Holders to consummate the disposition of such Registrable Securities;

(g) as promptly as practicable notify each Holder and Holders’ Counsel (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information to be included in any Registration Statement or Prospectus or otherwise, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (v) of the happening of any event which makes any statement made in a Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Registration Statement, Prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and, as promptly as practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such Prospectus so that, as thereafter deliverable to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(h) use its reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement, and, if one is issued, to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment;

(i) as promptly as practicable after filing with the Commission of any document which is incorporated by reference into a Registration Statement, deliver a copy of such document to Holders’ counsel, to the extent that such documentation has not previously been provided by the Company;

(j)  cooperate with the Holders to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends and shall be in a form eligible for deposit with the Depository Trust Company) representing securities sold under such Registration Statement, and enable such securities to be in such denominations and registered in such names as such Holders may request in writing and make available prior to the effectiveness of such Registration Statement a supply of such certificates.

(k) cooperate with Holder’s counsel to provide information to FINRA as may be required under FINRA rule 2710 and to make such changes to the Registration Statement (whether in the Registration Statement or in a prospectus supplement) as may be requested by FINRA.

(l) The Registration Statement shall not include for issuance or resale any securities of the Company or any other holder of the Company’s securities other than the Registrable Securities of the holders in the Offering and the Placement Agent.

Each Holder, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 3, shall forthwith discontinue disposition of the Registrable Securities until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by subsection (f) of this Section 3 or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event that the Company shall give any such notice, the time periods for which a Registration Statement is required to be kept effective pursuant to Section 2 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each Holder shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 2(f) or (ii) the Advice.

4. Registration Expenses.

(a) All expenses incident to the Company’s performance of, or compliance with, the provisions hereof, including without limitation, (i) all Commission and securities exchange or FINRA registration and filing fees, compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), (ii) printing expenses, messenger and delivery expenses, (iii) internal expenses (including, without limitation, all salaries and expenses of the Company’s officers and employees performing legal or accounting duties), (iv) fees and expenses incurred in connection with the listing of the securities to be registered, if any, on each securities exchange on which similar securities issued by the Company are then listed, (v) fees and disbursements of counsel for the Company and its independent certified public accountants, (vi) Securities Act liability insurance (if the Company elects to obtain or maintain such insurance), (vii) reasonable fees and expenses of any special experts retained by the Company and fees and expenses of other Persons retained by the Company in connection with the preparation and filing of the registration statement required to be filed pursuant to Section 2 hereof (but not including any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by Holder) are herein called “Registration Expenses.”

(b) In addition to the expenses set forth above, the Company shall pay the fees and expenses of Ellenoff Grossman & Schole LLP, as counsel to the Holders and Placement Agent, which fees and expenses shall equal $10,000, for the review of the Registration Statement on the Holder’s behalf and the making of any filings under the Rule 2710 of FINRA.

5. Indemnification; Contribution.

(a) Indemnification by the Company. The Company agrees to indemnity and hold harmless, to the full extent permitted by law, each Holder and its respective officers, directors, counsel and each Person who controls such Holder (within the meaning of the Securities Act), and any agent or investment adviser thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys’ fees and costs of investigation) arising out of or based upon any untrue or alleged untrue statement of material fact contained in any Registration Statement, any amendment or supplement thereto, any Prospectus or preliminary Prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to such Holder furnished in writing to the Company by or on behalf of such Holder expressly for use therein; provided however, that, in the event that the Prospectus shall have been amended or supplemented and copies thereof as so amended or supplemented, shall have been furnished to a Holder prior to the confirmation of any sales of Registrable Securities, such indemnity with respect to the Prospectus shall not inure to the benefit of such Holder if the Person asserting such loss, claim, damage or liability and who purchased the Registrable Securities from such Holder did not, at or prior to the confirmation of the sale of the Registrable Securities to such Person, receive a copy of the Prospectus as so amended or supplemented and the untrue statement or omission of a material fact contained in the Prospectus was corrected in the Prospectus as so amended or supplemented; provided further, however, that the Company shall not be liable to any indemnified party in any such case to the extent that any such loss arises out of or is based upon an untrue statement or alleged untrue statement or omission made in any such Registration Statement in reliance upon and in conformity with written information furnished to the Company by a Holder expressly for use in connection with such Registration Statement.

(b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder is participating, each such Holder will furnish to the Company in writing such information with respect to the name and address of such Holder and such other information as may be reasonably required for use in connection with any such Registration Statement or Prospectus and each Holder agrees to indemnity, to the full extent permitted by law, the Company, its directors, officers and counsel and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact in the Registration Statement or Prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement relates to any information with respect to such Holder so furnished in writing by such Holder specifically for inclusion in any Prospectus or Registration Statement (including any omissions with respect thereto); provided, however, that such Holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, such Holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto which corrected or made not misleading information previously furnished to the Company. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder agrees to give prompt written notice to the indemnifying party after the receipt by such Person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which such Person will claim indemnification or contribution pursuant to the provisions hereof and, unless in the judgment of counsel of such indemnified party, a conflict of interest may exist between such indemnified party and the indemnifying party with respect to such claim, permit the indemnifying party to assume the defense of such claim. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its written consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (plus such local counsel, if any, as may be reasonably required in other jurisdictions) with respect to such claim, unless in the judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels. For the purposes of this Section 5(c), the term “conflict of interest” shall mean that there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party or such other indemnified parties, as applicable, which different or additional defenses make joint representation inappropriate.

(d) Contribution. If the indemnification from the indemnifying party provided for in this Section 5 is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) If indemnification is available under this Section 5, the indemnifying parties shall indemnity each indemnified party to the full extent provided in Sections 5(a) and (b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 5.

6. Transfer of Rights.

The rights to cause the Company to register Registrable Securities granted pursuant to the provisions hereof may be transferred or assigned by any Holder to a transferee or assignee who acquires both at least 25,000 Shares and Warrants to acquire at least 12,500 Shares (all subject to appropriate adjustment for stock splits, stock dividends and combinations); provided; however, that the transferee or assignee of such rights assumes the obligations of such transferor or assignor, as the case may be, hereunder by delivery to the Company of a written instrument of assignment.

7. Amendment

Except as otherwise provided herein, the provisions hereof may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of at least a majority of the aggregate number of the Registrable Securities then outstanding and, to the extent that the Company is to be bound thereby, such consent is in writing and signed by the Company.

8. Inconsistencies

To the extent that there is any inconsistency between the terms of this Annex A and the terms of the Memorandum or the Subscription Agreement, the terms of this Annex A shall govern and be controlling.

EXHIBIT B

RIGHT OF PARTICIPATION

(a) From the date hereof until the 12 month anniversary of the Effective Date, upon any financing by the Company of Common Stock or Common Stock Equivalents (a “Subsequent Financing”), each Subscriber shall have the right to participate in the Subsequent Financing (the “Participation Maximum”).

(b) At least 5 Trading Days prior to the closing of the Subsequent Financing, the Company shall deliver to each Subscriber a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Subscriber if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Subscriber, and only upon a request by such Subscriber, for a Subsequent Financing Notice, the Company shall promptly, but no later than 2 Trading Days after such request, deliver a Subsequent Financing Notice to such Subscriber. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person(s) with whom such Subsequent Financing is proposed to be effected, and attached to which shall be a term sheet or similar document relating thereto.

(c) Any Subscriber desiring to participate in such Subsequent Financing must provide written notice to the Company by not later than 5:30 p.m. (New York City time) on the 5th Trading Day (the “Subsequent Financing Notice Deadline”) after the Company has sent to all of the Subscribers Subsequent Financing Notice that the Subscriber is willing to participate in the Subsequent Financing, the amount of the Subscriber’s participation, and that the Subscriber has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Company receives no notice from a Subscriber as of Subsequent Financing Notice Deadline , such Subscriber shall be deemed to have notified the Company that it does not elect to participate.

(d) If by 5:30 p.m. (New York City time) on the Subsequent Financing Notice Deadline , the Company receives responses to a Subsequent Financing Notice from Subscribers seeking to purchase more than the aggregate amount of the Participation Maximum, each such Subscriber shall have the right to purchase the greater of (a) their Pro Rata Portion (as defined below) of the Participation Maximum and (b) the difference between the Participation Maximum and the aggregate amount of participation by all other Subscribers. “Pro Rata Portion” is the ratio of (x) the Subscription Amount of Securities purchased by a participating Subscriber and (y) the sum of the aggregate Subscription Amount of all participating Subscribers in this Offering.

(e) If by 5:30 p.m. (New York City time) on the Subsequent Financing Notice Deadline, notifications by the Subscribers of their willingness to participate in the Subsequent Financing (or to cause their designees to participate) is, in the aggregate, less than the total amount of the Subsequent Financing, then the Company may effect the remaining portion of such Subsequent Financing on the terms and to the Persons set forth in the Subsequent Financing Notice.

(f) The Company must provide the Subscribers with a second Subsequent Financing Notice, and the Subscribers will again have the right of participation set forth above in this Exhibit B, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 60 Trading Days after the date of the initial Subsequent Financing Notice.

(g) Notwithstanding the foregoing, this Exhibit B shall not apply in respect of an Exempt Issuance.

(h) Capitalized terms used herein without definition shall have the respective meanings given such terms as set forth in the Subscription Agreement between Geeks on Call Holdings, Inc. and the Subscriber signatory thereto (the “Subscription Agreement”) or in the Company’s Confidential Private Placement Memorandum, dated as of October 22, 2007 (as amended or supplemented, and together with all exhibits attached thereto, the “Memorandum”). As used herein, the following terms shall have the following meanings:

“Common Stock” means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter have been reclassified into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Effective Date” means the date that the registration statement required to be filed by the Company under the terms of Exhibit A is declared effective by the SEC.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any Securities issued in the Offering, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise or conversion price of any such securities, (c) securities issued pursuant to acquisitions or strategic transactions (including, without limitation, equipment leases or the purchase of equipment in the ordinary course of business), provided any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) issuances of securities issued by the Company in connection with a public offering which is underwritten on a firm commitment basis.

“SEC” means the Securities and Exchange Commission.

“Trading Day” means a day on which the Company’s shares of Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Stock Market, the American Stock Exchange, the New York Stock Exchange, or the OTC Bulletin Board.